                                  EXHIBIT 24

                               POWER OF ATTORNEY

  WE, THE UNDERSIGNED, HEREBY SEVERALLY CONSTITUTE AND APPOINT JOHN F. O'BRIEN, JOHN F. KELLY AND EDWARD J. PARRY III, AND EACH OF THEM SINGLY, OUR TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER IN EACH OF THEM, SIGN FOR AND IN EACH OF OUR NAMES AND IN ANY AND ALL CAPACITIES, FORM 10-K OF ALLMERICA FINANCIAL CORPORATION (THE "COMPANY") AND ANY OTHER FILINGS MADE ON BEHALF OF SAID COMPANY PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AND TO FILE THE SAME WITH ALL EXHIBITS AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM, ACTING ALONE, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF. WITNESS OUR HANDS AND COMMON SEAL ON THE DATE SET FORTH BELOW.

              SIGNATURE                        TITLE                 DATE

         /s/ John F. O'Brien           Director, President         2/24/97
-------------------------------------   and CEO
           JOHN F. O'BRIEN

       /s/ Michael P. Angelini         Director                    2/24/97
-------------------------------------
         MICHAEL P. ANGELINI

-------------------------------------  Director                    2/24/97
          DAVID A. BARRETT

        /s/ Gail L. Harrison           Director                    2/24/97
-------------------------------------
          GAIL L. HARRISON

                                       Director                    2/24/97
-------------------------------------
         ROBERT P. HENDERSON

       /s/ J. Terrence Murray          Director                    2/24/97
-------------------------------------
         J. TERRENCE MURRAY

        /s/ Robert J. Murray           Director                    2/24/97
-------------------------------------
          ROBERT J. MURRAY

              SIGNATURE                         TITLE                DATE

         /s/ John L. Sprague            Director                   2/24/97
-------------------------------------
           JOHN L. SPRAGUE

       /s/ Robert G. Stachler           Director                   2/24/97
-------------------------------------
         ROBERT G. STACHLER

        /s/ Herbert M. Varnum           Director                   2/24/97
-------------------------------------
          HERBERT M. VARNUM

      /s/ Richard Manning Wall          Director                   2/24/97
-------------------------------------
        RICHARD MANNING WALL

                                       2